SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



               Date of Report (Date of Earliest Event Reported):
                      September 4, 1996 (August 20, 1996)



                              COMFORCE Corporation
________________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
________________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)
                 (State or Other Jurisdiction of Incorporation)



        1-6081                                        36-2262248
________________________                 ____________________________________
(Commission File Number)                 (I.R.S. Employer Identification No.)




2001 Marcus Avenue, Lake Success, NY                                 11042
________________________________________________________________________________
(Address of Principal Executive Offices)                           (Zip Code)




Registrant's Telephone Number, Including Area Code:      (516) 352-3200
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Item 2.  Acquisition or Disposition of Assets


         On August 20, 1996, COMFORCE Corporation (the "Company"), through its subsidiary, COMFORCE Information Technologies, Inc., purchased, pursuant to the Stock Purchase Agreement entered into on such date with Steve Gunner and Paul Baldwin, all of the stock of Force Five, Inc. ("Force Five") for a purchase price of $1,500,000 and approximately 27,400 shares of the Company's Common Stock (valued at $500,000 based on the average closing price on the American Stock Exchange of the Company's Common Stock for the 20 trading days prior to closing), plus contingent income payments payable over three years in an aggregate amount not to exceed $2 million. The purchase of the Force Five stock was determined by arm's length negotiations between the parties. The cash portion of the purchase price was paid by the Company from working capital, including funds drawn from the Company's bank line of credit.

         Force Five is in the business of information technology consulting to leading companies nationwide. Force Five will operate under the Company's Information Technology platform.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of businesses acquired.

                  It is impracticable for the Company to file the financial statements required for the acquisitions described in Item 2 of this Current Report on Form 8-K concurrently with the filing of this Report. Such financial statements will be filed with the Commission as soon as the same are available, but in no event later than 60 days after the date hereof.

         (b)      Pro forma financial information.

                  It is impracticable for the Company to file pro forma financial statements taking into account the acquisitions described in Item 2 of this Current Report on Form 8-K concurrently with the filing of this Report. Such pro forma financial statements will be filed with the Commission at the time the financial statements for these acquisitions are filed.

         (c)      Exhibits

10.1 Stock Purchase Agreement dated August 19, 1996 among COMFORCE Information Technologies, Inc., the Company, Steve Gunner and Paul Baldwin, with Addendum thereto, and Amendment thereto dated August 20, 1996.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COMFORCE Corporation
                                ____________________
                                (Registrant)



                                By /s/ Andrew Reiben
                                  ____________________________________________
                                       Andrew Reiben, Chief Accounting Officer

Dated:  September 4, 1996
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